Significant Accounting Policies	12 Months Ended
May 01, 2011
Significant Accounting Policies
Significant Accounting Policies
Note 2.	Significant Accounting Policies

Trade Promotions: Accruals for trade promotions are recorded primarily at the time a product is sold to the customer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a customer from amounts otherwise due to the Company. Deductions are offset against related trade promotion accruals. The original estimated costs of trade promotions are reasonably likely to change in the future. Evaluations of the trade promotion liability are performed monthly and adjustments are made where appropriate to reflect changes in the Company's estimates. Trade spending is recorded as a reduction to net sales.

Goodwill and Intangibles with Indefinite Lives: The Company does not amortize goodwill and intangible assets with indefinite lives, but instead tests for impairment at least annually. Additional impairment tests may be performed between annual tests if circumstances indicate that a potential impairment exists. The Company has designated the first day of the fourth fiscal quarter as the annual impairment testing date, at which time the Company engages third-party valuation experts to assist in the valuation of its intangible assets with indefinite lives and reporting units that have goodwill assigned to them.

When conducting the annual impairment test for goodwill, the Company compares the estimated fair value of a reporting unit containing goodwill to its book value. The estimated fair value is computed using two approaches: the income approach, which is the present value of expected cash flows, discounted at a risk-adjusted weighted-average cost of capital; and the market approach, which is based on using market multiples of companies in similar lines of business. If the fair value of the reporting unit is determined to be more than its book value, no goodwill impairment is recognized.

If the fair value of the reporting unit is determined to be less than its book value, actual goodwill impairment, if any, is computed using a second step of the impairment test. The second step requires the fair value of the reporting unit to be allocated to all the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination at the date of the impairment test. The excess of the fair value of the reporting unit over the fair value of assets less liabilities is the implied value of goodwill and is used to determine the amount of impairment.

For intangible assets with indefinite lives, estimated fair value is determined using the relief from royalty method, which is based upon the estimated rent or royalty the Company would pay for the use of a brand name if the Company did not own it and discounted at a risk-adjusted weighted-average cost of capital.

In estimating discounted future cash flows, management uses historical financial information as well as the Company's operating plans and projections, which include assumptions regarding sales trends and profitability, as well as macroeconomic factors. Considerable judgment is necessary in estimating future cash flows, market interest rates, discount rates, and other factors used in the income approach, market approach or relief from royalty method used to value goodwill and intangible assets with indefinite lives. Different assumptions regarding future performance, discount rates or other factors could result in future impairment losses.

Retirement Benefits: The Company sponsors a qualified defined benefit pension plan and several unfunded defined benefit postretirement plans, providing certain medical, dental and life insurance and other benefits to eligible retired, salaried, non-union hourly and union employees. Under the direction of the Company, third-party actuaries utilize statistical and other factors to anticipate future events in calculating an estimate of the expense and liabilities related to these plans. The actuarial reports are used by the Company in estimating the expenses and liabilities related to these plans. The factors utilized by the Company's actuaries include assumptions about the discount rate, expected return on plan assets, the health care cost trend rate, withdrawal and mortality rates and the rate of increase in compensation levels. These assumptions may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter mortality of participants. These differences may impact the amount of retirement benefit expense recorded by the Company in future periods. The funded status of the Company's pension and other postretirement plans is recorded as a liability, and all unrecognized gains or losses, net of tax, are recorded as a component of accumulated other comprehensive income (loss) ("AOCI") within stockholder's equity.

Stock-based Compensation: The Company expenses employee stock option grants and other stock-based compensation over the vesting period, based on the fair value on the date the stock-based compensation was granted.

Cash Equivalents: The Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. The book value reported in the balance sheet for cash equivalents approximates its fair value.

Inventories: The cost of finished products inventories includes raw materials, direct labor, certain freight and warehousing costs and indirect production and overhead costs. Inventories are stated at the lower of cost or market. The Company uses the first-in, first-out ("FIFO") and last-in, first-out ("LIFO") methods to value its inventories. The determination of FIFO or LIFO depends on the production location of the inventories. Each production facility is designated as either a LIFO or FIFO inventory facility. Generally, the Pet Products locations use the FIFO method and the Consumer Products locations use the LIFO method to value inventories. For the LIFO facilities, the Company has established LIFO pools for containers and finished goods inventories.

For fiscal 2010 there was a liquidation of the LIFO layers which resulted in a net decrease to cost of products sold of $2.0 million. There was no liquidation of the LIFO layers in fiscal 2009.

As the Company manufactures new inventories, new current year costs are developed. The difference between the inventory value based on the current year costs and the inventory value based on historical LIFO costs resulted in a credit balance LIFO reserve of $42.2 million as of May 2, 2010.

As a result of the Merger, inventory was recorded at its estimated fair value which resulted in the elimination of the LIFO reserve on March 8, 2011.

In accordance with acquisition method of accounting, inventories as of March 8, 2011 were recorded at estimated fair value which exceeded book value by $103.5 million. Cost of products sold in the accompanying statements of income (loss) for the period March 8, 2011 through May 1, 2011 included noncash charges of $33.8 million related to the excess of estimated fair value over book value of the inventory sold during this period.

Property, Plant and Equipment and Depreciation: Property, plant and equipment are stated at cost (adjusted to estimated fair value as a result of the Merger) and are depreciated over their estimated useful lives, using the straight-line method. Maintenance and repairs are expensed as incurred. Significant expenditures that increase useful lives are capitalized. The principal estimated useful lives generally are: land improvements—5 to 40 years; buildings and leasehold improvements—10 to 50 years; machinery and equipment—10 to 20 years; and computers and software—3 to 7 years. Depreciation of plant and equipment and leasehold amortization was $9.5 million, $70.4 million, $87.1 million and $90.8 million (including depreciation and amortization related to discontinued operations) for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

The Company's capitalization of software development costs for internal use begins in the application development stage and ends when the asset is placed into service. The Company amortizes such costs using the straight-line method over estimated useful lives. Including costs paid to third-party vendors, the Company capitalized $1.4 million, $10.4 million, $11.2 million and $15.3 million of software development costs for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively, related to systems supporting the Company's infrastructure.

Included in prepaid expenses and other current assets are certain real properties with a book value of $0.4 million which the Company has classified as assets held for sale as of May 1, 2011. There were no real properties that met the criteria of assets held for sale as of May 2, 2010.

Long-lived Assets: The Company reviews long-lived assets held and used, intangible assets with finite lives and assets held for sale for impairment whenever events or changes in circumstances indicate that the book value of an asset may not be recoverable. If an evaluation of recoverability was required, the estimated undiscounted future cash flows associated with the asset would be compared to the asset's book value to determine if a write-down was required. If the undiscounted cash flows are less than the book value, an impairment loss is recorded to the extent that the book value exceeds the fair value. If management has committed to a plan to dispose of long-lived assets, the assets to be disposed of are reported at the lower of book value or fair value less estimated costs to sell.

The Company's intangible assets with estimable lives generally have lives ranging between 5 and 25 years and are amortized on a straight-line basis.

Deferred Debt Issuance Costs: The Company capitalizes costs associated with the issuance of debt instruments and amortizes these costs as interest expense over the term of the debt agreements. Amortization expense for deferred charges for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009 was $3.8 million, $4.6 million, $5.7 million and $6.3 million, respectively (including amortization expense related to discontinued operations). Deferred debt issuance costs are included in other assets in the Consolidated Balance Sheets. In fiscal 2010, the Company wrote off $8.3 million of debt issuance costs in connection with refinancing activities. Refer to Note 7 for a discussion of the debt issuance costs for the periods March 8, 2011 through May 1, 2011 and May 3, 2010 through March 7, 2011.

Derivative Financial Instruments: The Company uses derivative financial instruments for the purpose of managing risks associated with interest rate, currency, commodity, transportation and other price exposures. The Company does not trade or use instruments with the objective of earning financial gains on interest rate, foreign currency, commodity or other fluctuations alone, nor does it use instruments where there are not underlying exposures. All derivative instruments are recorded in the Consolidated Balance Sheet at fair value.

The Company utilizes hedging instruments whose change in fair value acts as an economic hedge but does not meet the requirements to receive hedge accounting treatment ("Economic Hedge"). For derivatives designated as Economic Hedges, all changes in fair value are reported immediately in other (income) expense. In the past, the Company has utilized, and in the future may again utilize, derivative contracts designated as a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("Cash Flow Hedge"). The effective portion of the change in the fair value of a derivative that was designated as a Cash Flow Hedge was reported in other comprehensive income ("OCI"). The gain or loss included in OCI was subsequently reclassified into net income on the same line in the Consolidated Statements of Income (Loss) as the hedged item in the same period that the hedge transaction affected net income. The ineffective portion of a change in fair value of a Cash Flow Hedge was reported in other (income) expense. The settlement of a cash flow hedging instrument was classified as an operating activity in the Statement of Cash Flows. Subsequent to the Merger, the Company made a policy decision to no longer seek hedge accounting for its derivative contracts, and thus all derivative contracts as of May 1, 2011 were Economic Hedges.

Fair Value of Financial Instruments: The book value of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments. The book value of the Company's floating rate debt instruments approximates fair value. The following table provides the book value and fair value of the Company's fixed rate notes (in millions):

	Successor		Predecessor
	May 1, 2011		May 2, 2010
	Book value	Fair value	Book value	Fair value
6 3/4% Senior Subordinated Notes	N/A	N/A	$250.0	$257.8
7 1/2% Senior Subordinated Notes	N/A	N/A	$450.0	$474.8
7.625% Senior Notes	$1,300.0	$1,332.5	N/A	N/A

Fair values were estimated based on quoted market prices from the trading desk of a nationally recognized investment bank.

Income Taxes: The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values of existing assets and liabilities and their respective tax bases, and for tax losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. An uncertain tax position is recognized if it is determined that it is more likely than not to be sustained upon examination. The tax position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Company will file a consolidated return with Parent. The Company allocates current and deferred taxes to each member as if it were a separate taxpayer.

Asset Retirement Obligations: Asset retirement obligations generally apply to legal obligations associated with the retirement of a tangible long-lived asset that result from the acquisition, construction or development and the normal operation of a long-lived asset. The Company assesses asset retirement obligations on a periodic basis. If a reasonable estimate of fair value can be made, the fair value of a liability for an asset retirement obligation is recognized in the period in which it is incurred or a change in estimate occurs. Associated asset retirement costs are capitalized as part of the book value of the long-lived asset. Over time, the liability increases, reflecting the accretion of the obligation from its present value to the amount the Company will pay to extinguish the liability and the capitalized asset retirement costs are depreciated over the useful lives of the related assets. As of May 1, 2011 and May 2, 2010, the asset retirement obligation totaled $7.4 million and $7.5 million, respectively. In addition, certain of the Company's production facilities contain asbestos that would have to be removed if such facilities were to be demolished or undergo a major renovation and certain of the Company's production facilities utilize wastewater ponds that would require closure activities should the ponds' use be discontinued. The Company cannot reasonably estimate the fair value of the liability for asbestos removal or wastewater pond closure at its production facilities and accordingly has not recorded an asset retirement obligation for these matters.

Environmental Remediation: The Company accrues for losses associated with environmental remediation obligations when such losses are probable and the amounts of such losses are reasonably estimable. Accruals for estimated losses from environmental remediation obligations are recognized no later than the completion of the remedial feasibility study. Such accruals are adjusted as further information develops or circumstances change.

Comprehensive Income (Loss): Comprehensive income (loss) is comprised of net income (loss) and OCI. OCI is comprised of pension and other postretirement employee benefit adjustments, net of tax, currency translation adjustments and (prior to the Merger) net unrealized gains or losses on cash flow hedging instruments, net of tax. As of the Merger date, all AOCI accounts were reset to zero.

The components of AOCI, as shown in the Consolidated Balance Sheets, are as follows (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Currency translation adjustments	$0.4	$(5.8)
Pension and other postretirement employee benefit adjustments	5.1	(57.9)
Gain on cash flow hedging instruments	—	3.9

Total accumulated other comprehensive income (loss)	$5.5	$(59.8)

Revenue Recognition: The Company recognizes revenue from sales of products, and related costs of products sold, where persuasive evidence of an arrangement exists, delivery has occurred, the seller's price is fixed or determinable and collectability is reasonably assured. This generally occurs when the customer receives the product or at the time title passes to the customer. Customers generally do not have the right to return product unless damaged or defective. Net sales is comprised of gross sales reduced by customer returns, consumer promotion costs relating to coupon redemption, trade promotions, performance allowances, customer pick-up allowances and discounts.

Concentration of Credit Risk: A relatively limited number of customers account for a large percentage of the Company's total sales. For the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, one customer accounted for approximately 32%, 34%, 35% and 34% of the Company's list sales, which approximates gross sales, respectively. This customer accounted for approximately 35% and 37% of trade accounts receivable as of May 1, 2011 and May 2, 2010, respectively. This customer is also the most significant customer of each of the Company's segments. The top ten customers represented approximately 61%, 63%, 63% and 62% of the Company's list sales for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. The Company closely monitors the credit risk associated with its customers.

Coupon Redemption: Coupon redemption costs are accrued in the period in which the coupons are offered, based on estimates of redemption rates that are developed by management. Management estimates are based on recommendations from independent coupon redemption clearing-houses as well as historical information. Should actual redemption rates vary from amounts estimated, adjustments to accruals may be required. Coupon redemption costs are recorded as a reduction to sales.

Cost of Products Sold: Cost of products sold represents expenses incurred that are directly connected with bringing the products to a salable condition. These costs include raw material, packaging, labor, certain transportation and warehousing costs as well as overhead expenses.

Foreign Currency Translation: For the Company's operations in countries where the functional currency is other than the U.S. dollar, revenue and expense accounts are translated at the average exchange rates during the period, and balance sheet items are translated at period-end exchange rates. Translation adjustments arising from the use of differing exchange rates from period to period are included in AOCI, a component of stockholder's equity. Gains and losses from foreign currency transactions (transactions denominated in a currency other than the functional currency) are included in earnings. Based upon the three-year cumulative inflation rate, the Company began treating Venezuela as a highly inflationary economy effective with the beginning of the fourth quarter of fiscal 2010. Accordingly, the functional currency for the Company's Venezuelan subsidiary is the U.S. dollar and beginning in the fourth quarter of fiscal 2010 the impact of Venezuelan currency fluctuations is recorded in earnings.

Advertising Expense: All costs associated with advertising are generally expensed as incurred. Marketing expense, which includes advertising expenses, was $22.0 million, $118.2 million, $216.8 million and $140.6 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively, and is included in selling, general and administrative expenses.

Research and Development: Research and development costs are included as a component of selling, general and administrative expenses. Research and development costs were $5.1 million, $25.1 million, $26.8 million and $23.7 million for the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively.

Principles of Consolidation: The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated upon consolidation. The Company accounts for its investments in joint ventures under the equity method of accounting, under which the investment in the joint venture is adjusted for the Company's share of the profit or loss of the joint venture.

Use of Estimates: The preparation of the financial statements, in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.